WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2021

Effective July 12, 2021, the information below supplements similar disclosure in the Statement of Additional Information under “Management of the Trust – Investment Adviser – Portfolio Managers.” Effective as of the same date, disclosure in the Statement of Additional Information under “Management of the Trust – Investment Adviser – Portfolio Managers” related to Paul J. Sularz is removed.

Alaina Anderson is responsible for the management of the International Leaders Fund and other accounts. As of May 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	5	$2,924,144,916	0	$0
Other pooled investment vehicles	13	2,484,504,802	0	0
Other advisory accounts	21	3,223,073,850	0	0

Vesta Marks is responsible for the management of the Bond Fund and Low Duration Fund and other accounts. As of May 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	20	651,106,656	0	0

D.J. Neiman is responsible for the management of the Emerging Markets Small Cap Growth Fund and the International Small Cap Growth Fund and other accounts. As of May 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles*	5	1,808,319,570	1	436,072,817
Other advisory accounts	10	2,419,279,129	0	0

* While the other pooled investment vehicles pay WBIM a fee that is not based on performance, certain investors in the pooled investment vehicles may have negotiated performance fee arrangements directly with WBIM. For purposes of this disclosure, each investor that has a performance fee arrangement is counted as a pooled investment vehicle account and the total assets in the pooled investment vehicle that have a performance component are included in the respective column for assets that have a performance fee.

Hugo Scott-Gall is responsible for the management of the Global Leaders Fund and other accounts. As of May 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	5	1,088,921,934	0	0
Other advisory accounts	1	2,071,239,287	0	0

Vivian Lin Thurston is responsible for the management of the Emerging Markets Growth Fund and other accounts. As of May 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	8	2,662,120,785	0	0
Other advisory accounts	9	2,838,490,819	0	0

Ruta Ziverte is responsible for the management of the Bond Fund, Income Fund and Low Duration Fund and other accounts. As of May 31, 2021, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	0	0	0
Other advisory accounts	21	658,820,857	0	0

The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Messrs. Clarke, Crowe, Fennell, Flynn, Fording, Golan, Jones, Leslie, Livingston, McAtamney, McClone, Mitchell, Murphy, Neiman Preyss, Ricci, Scott-Gall, Sexton, Singer, and Thompson, Mses. Anderson, Thurston and Ms. Ziverte are Partners of the Adviser, and Ms. Lynch and Mr. Marks are Associates of the Adviser. As of December 31, 2020, compensation for Partners of the Adviser consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus, and compensation for Associates of the Adviser consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

The following table sets forth the dollar range of shares owned in the Fund that these portfolio managers manage as of June 30, 2021.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Alaina Anderson	International Leaders Fund	None*
Vesta Marks	Bond Fund	None**
Vesta Marks	Low Duration Fund	None**
D.J. Neiman	Emerging Markets Small Cap Growth Fund	$100,001–$500,000**
D.J. Neiman	International Small Cap Growth Fund	$100,001–$500,000**
Hugo Scott-Gall	Global Leaders Fund	None**
Vivian Lin Thurston	Emerging Markets Growth Fund	None**
Ruta Ziverte	Bond Fund	$100,001–$500,000
Ruta Ziverte	Income Fund	$100,001–$500,000
Ruta Ziverte	Low Duration Fund	None**

*Ms. Anderson has, however, invested $100,001–$500,000 in the International Leaders ADR strategy through a separately managed wrap account program for which she is the portfolio manager.

** Became a portfolio manager of the Fund effective July 12, 2021.

Dated: July 16, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Statement of Additional Information for future reference.